UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2008

NetApp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-27130	77-0307520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

495 East Java Drive, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 822-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 13, 2008, the Board of Directors of NetApp, Inc. (the "Company") approved a new stock repurchase program in which up to $1,000,000,000 worth of its outstanding common stock may be purchased. This approval is in addition to approximately $96,300,000 remaining from all prior authorizations. On August 13, 2008, the Company issued a press release announcing its new stock repurchase plan. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

NetApp, Inc.’s August 13, 2008 press release is hereby furnished as Exhibit 99.1 to this Form 8-K in connection with the disclosures under Item 8.01 of this Form 8-K.

99.1 Press release of NetApp, Inc., dated August 13, 2008 announcing its new stock repurchase program.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetApp, Inc.

August 14, 2008	By:	Andrew Kryder

Name: Andrew Kryder
Title: Secretary, General Counsel, and Senior Vice President, Legal and Tax

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Exhibit Index

Exhibit No.	Description

99.1	Press release of NetApp, Inc., dated August 13, 2008 announcing its new stock repurchase program.